                                                                    EXHIBIT 99.1

CASE NAME:        KEVCO, INC.                                      ACCRUAL BASIS

CASE NUMBER:      401-40783-BJH-11

JUDGE:            BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: SEPTEMBER 30, 2002
                                      ------------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

                                                   EXECUTIVE VICE PRESIDENT AND
/s/ Wilford W. Simpson                                CHIEF FINANCIAL OFFICER
---------------------------------------            ----------------------------
Original Signature of Responsible Party                        Title

WILFORD W. SIMPSON                                       OCTOBER 25, 2002
---------------------------------------            ----------------------------
Printed Name of Responsible Party                              Date


PREPARER:

/s/ Dennis S. Faulkner                                 ACCOUNTANT FOR DEBTOR
---------------------------------------            ----------------------------
Original Signature of Preparer                                 Title

DENNIS S. FAULKNER                                       OCTOBER 25, 2002
---------------------------------------            ----------------------------
Printed Name of Preparer                                       Date

CASE NAME:        KEVCO, INC.

CASE NUMBER:      401-40783-BJH-11

               PREFACE TO THE KEVCO, INC. MONTHLY OPERATING REPORT

Due to the financial impact of events transpiring in September, Debtors have elected to preface the September Monthly Operating Report with a summary of significant events and the impact these events have had on the substance as well as presentation of Debtors' financial statements.

The Debtors' "Joint Application for Substantive Consolidation of Debtor Entities and Elimination of Intercompany Debtor Claims" was approved September 18, 2002. Accordingly, the September Monthly Operating Report is presented on a consolidated basis and intercompany receivables and payables have been eliminated. In addition, the Senior Notes and the Senior Subordinated Convertible Notes which had been reflected by each Debtor due to their joint and several nature, have also been adjusted accordingly.

An "Order Providing Official Committee of Unsecured Creditors and Debtors Authority to Compromise Adversary Proceeding Against Lender Group and Approving Settlement Pursuant to Fed.R.Bankr.P. 9019," entered June 25, 2002, approved a settlement wherein certain of Debtors' remaining assets including real estate, accounts receivable, insurance deposits and cash were transferred to the Lender Group Liquidating Trust ("LGLT") in settlement of the remaining balance of Debtors' secured debt. Certain assets were excluded, such as rights to all recoveries associated with avoidance and tort claims (the value of these assets cannot be quantified at this time, therefore, no value has been assigned). The property and cash transactions were not consummated until September 2002 in order that certain real estate sales could be closed. An amendment to the agreement dated August 1, 2002 was entered into that defined the terms of the interim period. During September, $1,115,039 in cash, real estate in Alabama, Indiana, North Carolina and Kansas with a book value of $6,820,683 as well as rights to the refund of a $300,000 letter of credit drawn by Liberty Mutual were transferred to the LGLT pursuant to the terms of the agreement. A complete itemization of transferred and retained assets is set forth in the Settlement Agreement.

During September, substantial revisions were made to Debtors' financial statements as set forth in the Monthly Operating Report. Some of the more significant changes are summarized as follows:

     (a) the Debtors were consolidated and intercompany accounts eliminated;

     (b) the asset transfers to the Lender Group Liquidating Trust (see footnote above) were recognized;

     (c) liabilities were adjusted based on the Debtors' analysis of proofs of claims filed since the petition date;

     (d) unnecessary accrued liabilities were eliminated;

     (e) all balance sheet accounts were reviewed in detail and the remaining accounts were adjusted to more accurately reflect the assets and liabilities known to exist at the present time;

     (f) post-petition losses were reduced by approximately $21 million of interest accruals associated with the Senior Notes and the Senior Subordinated Convertible Notes;

     (g) pre-petition Owners' Equity increased (and the corresponding liability decreased) by approximately $1.4 million due to the elimination of the duplicative debt balances associated with secured obligations which were joint and several; and

     (h) certain direct charges to equity were made as a result of the adjustment of assets and liabilities noted above.

CASE NAME:        KEVCO, INC.                                  ACCRUAL BASIS - 1

CASE NUMBER:      401-40783-BJH-11

COMPARATIVE BALANCE SHEET

                                                           SCHEDULED            MONTH
ASSETS                                                       AMOUNT            SEP-02             MONTH              MONTH
------                                                     ---------           ------             -----              -----
1.  Unrestricted Cash                                        6,642,444         4,570,339
2.  Restricted Cash (FOOTNOTE)                                                    88,200
3.  Total Cash                                               6,642,444         4,658,539
4.  Accounts Receivable (Net)                               25,520,555
5.  Inventory                                               42,404,867
6.  Notes Receivable
7.  Prepaid Expenses                                         3,883,962
8.  Other (Attach List)                                      1,032,596
9.  Total Current Assets                                    79,484,424         4,658,539
10. Property, Plant & Equipment                             57,417,572
11. Less: Accumulated Depreciation/Depletion               (15,601,607)
12. Net Property, Plant & Equipment                         41,815,965
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)       114,293,918
15. Other (Attach List)                                    616,627,534
16. Total Assets                                           852,221,841         4,658,539

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                           88,200
23. Total Post Petition Liabilities                                               88,200

PRE PETITION LIABILITIES

24. Secured Debt                                            75,885,064
25. Priority Debt                                            2,997,467           274,919
26. Unsecured Debt                                          26,885,702        33,237,245
27. Other (Attach List)                                    663,396,485       130,466,927
28. Total Pre Petition Liabilities                         769,164,718       163,979,091
29. Total Liabilities                                      769,164,718       164,067,291

EQUITY

30. Pre Petition Owners' Equity                                               83,057,123
31. Post Petition Cumulative Profit Or (Loss)                               (144,542,287)
32. Direct Charges To Equity (Attach Explanation)                            (97,923,588)
33. Total Equity                                                            (159,408,752)
34. Total Liabilities and Equity                                               4,658,539

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO, INC.                                  SUPPLEMENT TO

CASE NUMBER:      401-40783-BJH-11                           ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                                     SCHEDULED            MONTH
ASSETS                                                                 AMOUNT             SEP-02         MONTH              MONTH
------                                                               ---------            ------         -----              -----
A.     Inventory Vendor Deposit                                         136,598
B.     Leased Facility Deposit                                          182,186
C.     Prepaid Escrow Retention Pmts                                    459,000
D.     Cash Surrender Value: Life Ins.                                  254,812
E.

TOTAL OTHER ASSETS - LINE 8                                           1,032,596

A.     Capitalized loan costs                                         4,790,071
B.     Goodwill                                                     109,467,765
C.     Capitalized Organization Costs                                    36,082
D.
E.

TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14                    114,293,918

A.     Investment in Subsidiaries                                    81,731,049
B.     Intercompany Receivables                                     534,896,485
C.
D.
E.

TOTAL OTHER ASSETS - LINE 15                                        616,627,534

POST PETITION LIABILITIES

A.     Retention Bonus (FOOTNOTE)                                                            88,200
B.
C.
D.
E.

TOTAL OTHER POST PETITION LIABILITIES - LINE 22                                              88,200

PRE PETITION LIABILITIES

A.     Interco. Liabilities                                         534,896,485
B.     10 3/8% Sr. Sub. Notes                                       105,000,000         105,000,000
C.     Senior Sub. Exchangeable Notes                                23,500,000          23,500,000
D.     Accrued Interest: Notes/Bonds                                                      1,966,927
E.

TOTAL OTHER PRE PETITION LIABILITIES - LINE 27                      663,396,485         130,466,927

CASE NAME:        KEVCO, INC.                                  ACCRUAL BASIS - 2

CASE NUMBER:      401-40783-BJH-11

INCOME STATEMENT

                                                            MONTH                MONTH               MONTH                 QUARTER
REVENUES                                                    JUL-02               AUG-02              SEP-02                 TOTAL
--------                                                    ------               ------              ------                -------
1.    Gross Revenues                                      SEE FOOTNOTE        SEE FOOTNOTE                   0                   0
2.    Less: Returns & Discounts
3.    Net Revenue                                                                                            0                   0

COST OF GOODS SOLD

4.    Material
5.    Direct Labor
6.    Direct Overhead
7.    Total Cost Of Goods Sold
8.    Gross Profit                                                                                           0                   0

OPERATING EXPENSES

9.    Officer / Insider Compensation                                                                    12,771              12,771
10.   Selling & Marketing
11.   General & Administrative                                                                             175                 175
12.   Rent & Lease                                                                                       4,820               4,820
13.   Other (Attach List)                                                                               46,607              46,607
14.   Total Operating Expenses                                                                          64,373              64,373
15.   Income Before Non-Operating
      Income & Expense                                                                                 (64,373)            (64,373)

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)                                                                   37,408              37,408
17.   Non-Operating Expense (Att List)                                                               1,127,050           1,127,050
18.   Interest Expense
19.   Depreciation / Depletion
20.   Amortization
21.   Other (Attach List)
22.   Net Other Income & Expenses                                                                   (1,089,642)         (1,089,642)

REORGANIZATION EXPENSES

23.   Professional Fees                                                                                309,961             309,961
24.   U.S. Trustee Fees
25.   Other (Attach List)
26.   Total Reorganization Expenses                                                                    309,961             309,961
27.   Income Tax
28.   Net Profit (Loss)                                                                             (1,463,976)         (1,463,976)

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO, INC.                                    SUPPLEMENT TO

CASE NUMBER:      401-40783-BJH-11                             ACCRUAL BASIS - 2

INCOME STATEMENT

                                               MONTH                 MONTH                   MONTH           QUARTER
OPERATING EXPENSES                             JUL-02                AUG-02                 SEP-02            TOTAL
------------------                             ------                ------                 ------           -------
A.   Contract Labor                         SEE FOOTNOTE          SEE FOOTNOTE                 2,583            2,583
B.   Insurance                                                                                39,080           39,080
C.   Utilities                                                                                   156              156
D.   Payroll Taxes                                                                             4,788            4,788
E.
F.                                                                                                                  0

TOTAL OTHER OPERATING EXPENSES - LINE 13                                                      46,607           46,607

OTHER INCOME & EXPENSES

A.   Lender Group Liquidating Trust expense
     reimbursements (FOOTNOTE)                                                                28,335           28,335
B.   Interest Income                                                                           9,073            9,073
C.                                                                                                                  0
D.
E.

TOTAL NON-OPERATING INCOME - LINE 16                                                         37,408           37,408

A.   SEC 8K Filing                                                                            11,511           11,511
B.   Shareholder Mailing List                                                                    500              500
C.   Transfer to Lender Group Liquidating Trust                                            1,115,039        1,115,039
D.                                                                                                                  0
E.                                                                                                                  0

TOTAL NON-OPERATING EXPENSE - LINE 17                                                      1,127,050        1,127,050

REORGANIZATION EXPENSES

A.                                                                                                                  0
B.                                                                                                                  0
C.                                                                                                                  0
D.                                                                                                                  0
E.                                                                                                                  0

TOTAL OTHER REORGANIZATION EXPENSES - LINE 25                                                      0                0

CASE NAME:        KEVCO, INC.                                  ACCRUAL BASIS - 3

CASE NUMBER:      401-40783-BJH-11

CASH RECEIPTS AND                                           MONTH               MONTH              MONTH             QUARTER
DISBURSEMENTS                                               JUL-02              AUG-02             SEP-02             TOTAL
-----------------                                           ------              ------             ------            -------
1.   Cash - Beginning Of Month                           SEE FOOTNOTE        SEE FOOTNOTE         6,122,515          6,122,515

RECEIPTS FROM OPERATIONS

2.   Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition
4.   Post Petition
5.   Total Operating Receipts

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)
7.   Sale of Assets
8.   Other (Attach List)                                                                             37,408             37,408
9.   Total Non-Operating Receipts                                                                    37,408             37,408
10.  Total Receipts                                                                                  37,408             37,408
11.  Total Cash Available                                                                         6,159,923          6,159,923

OPERATING DISBURSEMENTS

12.  Net Payroll                                                                                     12,771             12,771
13.  Payroll Taxes Paid                                                                               4,788              4,788
14.  Sales, Use & Other Taxes Paid
15.  Secured / Rental / Leases                                                                        4,820              4,820
16.  Utilities                                                                                          156                156
17.  Insurance                                                                                       39,080             39,080
18.  ADP Payroll fees                                                                                   164                164
19.  Contract Labor                                                                                   2,583              2,583
20.  Delivery Expenses                                                                                   11                 11
21.  SEC filing fees                                                                                 11,511             11,511
22.  Repairs & Maintenance
23.  Supplies
24.  Shareholder Mailing List                                                                           500                500
25.  Other (Attach List)                                                                          1,115,039          1,115,039
26.  Total Operating Disbursements                                                                1,191,423          1,191,423

REORGANIZATION DISBURSEMENTS

27.  Professional Fees                                                                              309,961            309,961
28.  U.S. Trustee Fees
29.  Other (Attach List)
30.  Total Reorganization Expenses                                                                  309,961            309,961
31.  Total Disbursements                                                                          1,501,384          1,501,384
32.  Net Cash Flow                                                                               (1,463,976)        (1,463,976)
33.  Cash - End of Month                                                                          4,658,539          4,658,539

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO, INC.                                    SUPPLEMENT TO

CASE NUMBER:      401-40783-BJH-11                             ACCRUAL BASIS - 3

CASH RECEIPTS AND
DISBURSEMENTS

                                                    MONTH                   MONTH                  MONTH             QUARTER
NON-OPERATING RECEIPTS                              JUL-02                  2-AUG                  SEP-02             TOTAL
----------------------                              ------                  -----                  ------            -------
A.                                                 SEE FOOTNOTE            SEE FOOTNOTE                                     0
B.                                                                                                                          0
C.                                                                                                                          0
D.                                                                                                                          0
E.                                                                                                                          0

TOTAL LOANS & ADVANCES- LINE 6                                                                            0                 0

A.   Lender Group Liquidating Trust Expense
     Reimbursement (FOOTNOTE)                                                                        28,335            28,335
B.   Interest Income                                                                                  9,073             9,073
C.                                                                                                                          0
D.                                                                                                                          0
E.                                                                                                                          0

TOTAL OTHER NON-OPERATING RECEIPTS - LINE 8                                                          37,408            37,408

OPERATING DISBURSEMENTS

A.   Transfer to Lender Group Liquidating Trust
     Pursuant to Settlement                                                                       1,115,039         1,115,039
B.                                                                                                                          0
C.                                                                                                                          0
D.                                                                                                                          0
E.                                                                                                                          0
F.                                                                                                                          0

TOTAL OTHER OPERATING DISBURSEMENTS - LINE 25                                                     1,115,039         1,115,039

REORGANIZATION DISBURSEMENTS

A.                                                                                                                          0
B.                                                                                                                          0
C.                                                                                                                          0
D.                                                                                                                          0
E.                                                                                                                          0

TOTAL OTHER REORGANIZATION  DISBURSEMENTS - LINE 29                                                       0                 0

CASE NAME:        KEVCO, INC.                                  ACCRUAL BASIS - 4

CASE NUMBER:      401-40783-BJH-11

                                                            SCHEDULED               MONTH
ACCOUNTS RECEIVABLE AGING                                     AMOUNT                SEP-02            MONTH           MONTH
-------------------------                                   ---------               ------            -----           -----
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                              25,520,555                 0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                              25,520,555                 0

AGING OF POST PETITION                                       MONTH: SEPTEMBER-02
TAXES AND PAYABLES                                                  ------------

                                     0 - 30                  31 - 60                61 - 90                 91 +
TAXES PAYABLE                         DAYS                    DAYS                   DAYS                   DAYS              TOTAL
-------------                        ------                  -------                -------                 ----              -----
1.   Federal
2.   State
3.   Local
4.   Other (Attach List)
5.   Total Taxes Payable                 0                                                                                       0
6.   Accounts Payable                    0                                                                                       0

                                                             MONTH: SEPTEMBER-02
                                                                    ------------
STATUS OF POST PETITION TAXES

                                                      BEGINNING TAX     AMOUNT WITHHELD                           ENDING TAX
FEDERAL                                                 LIABILITY*      AND/OR ACCRUED       (AMOUNT PAID)        LIABILITY
-------                                               -------------    ----------------      -------------        ----------
1.   Withholding **                                                              4,286           (4,286)                  0
2.   FICA - Employee **                                                            251             (251)                  0
3.   FICA - Employer **                                                            251             (251)                  0
4.   Unemployment
5.   Income
6.   Other (Attach List)
7.   Total Federal Taxes                                                         4,788           (4,788)                  0

STATE AND LOCAL

8.   Withholding
9.   Sales
10.  Excise
11.  Unemployment
12.  Real Property
13.  Personal Property
14.  Other (Attach List)
15.  Total State And Local                                                                                                0
16.  Total Taxes                                                                 4,788           (4,788)                  0

     * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO, INC.                                  ACCRUAL BASIS - 5

CASE NUMBER:      401-40783-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                            MONTH: SEPTEMBER-02
                                                                   ------------

BANK RECONCILIATIONS                               Account # 1        Account # 2       Other Accounts
--------------------                               -----------        -----------       --------------
A.   BANK:                                       Bank of America    Bank of America      (Attach List)              TOTAL
B.   ACCOUNT NUMBER:                               1295026976          3750801912
C.   PURPOSE (TYPE):                            Operating Account     Payroll-Mgmt
1.   Balance Per Bank Statement                        172,262             10,351            4,488,641             4,671,254
2.   Add: Total Deposits Not Credited
3.   Subtract: Outstanding Checks                                          (6,385)              (6,330)              (12,715)
4.   Other Reconciling Items
5.   Month End Balance Per Books                       172,262              3,966            4,482,311             4,658,539
6.   Number of Last Check Written                      N/A                N/A

INVESTMENT ACCOUNTS

                                                    DATE OF              TYPE OF
BANK, ACCOUNT NAME & NUMBER                         PURCHASE            INSTRUMENT            PURCHASE PRICE   CURRENT VALUE
---------------------------                         --------            ----------            --------------   -------------

7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                                                     0

CASH

12.  Currency On Hand                                                                                                      0
13.  Total Cash - End of Month                                                                                     4,658,539

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO, INC.                                    SUPPLEMENT TO

CASE NUMBER:      401-40783-BJH-11                             ACCRUAL BASIS - 5

                                                             MONTH: SEPTEMBER-02
                                                                    ------------

BANK RECONCILIATIONS                                  Account # 3             Account # 4            Account # 5
--------------------                                  -----------             -----------            -----------
A.    BANK:                                         Bank of America         Bank of America        Bank of America         TOTAL
B.    ACCOUNT NUMBER:                                  3751629012              3751775241            3751930222         OTHER BANK
C.    PURPOSE (TYPE):                           DIP Disbursement Account        Stay Pay            Money Market         ACCOUNTS
1.    Balance Per Bank Statement                            11,691                 88,200             4,388,750         4,488,641
2.    Add: Total Deposits Not Credited                                                  0                     0                 0
3.    Subtract: Outstanding Checks                          (6,330)                     0                     0            (6,330)
4.    Other Reconciling Items                                                           0                     0                 0
5.    Month End Balance Per Books                            5,361                 88,200             4,388,750         4,482,311
6.    Number of Last Check Written                     3138                    N/A                    N/A

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER                        DATE OF PURCHASE      TYPE OF INSTRUMENT     PURCHASE PRICE      CURRENT VALUE
---------------------------                        ----------------      ------------------     --------------      -------------
A.

B.

C.

D.

TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10                                                                                    0

CASE NAME:        KEVCO, INC.                                  2ND SUPPLEMENT TO

CASE NUMBER:      401-40783-BJH-11                             ACCRUAL BASIS - 5

                                                                MONTH: AUGUST-02
                                                                       ---------

BANK RECONCILIATIONS                                            Account # 6
--------------------                                            -----------
A.    BANK:                                              Bank of America/ Nations Funds                                  TOTAL
B.    ACCOUNT NUMBER:                                              846713                                             OTHER BANK
C.    PURPOSE (TYPE):                                    Kevco, Inc. S-T Investment                                    ACCOUNTS
1.    Balance Per Bank Statement                                          0                                                 0
2.    Add: Total Deposits Not Credited                                    0                                                 0
3.    Subtract: Outstanding Checks                                        0                                                 0
4.    Other Reconciling Items                                             0                                                 0
5.    Month End Balance Per Books                                         0                                                 0
6.    Number of Last Check Written                                  N/A

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER                         DATE OF PURCHASE       TYPE OF INSTRUMENT      PURCHASE PRICE     CURRENT VALUE
---------------------------                         ----------------       ------------------      --------------     -------------
A.

B.

C.

D.

TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10                                                                                      0

CASE NAME:        KEVCO, INC.                                  ACCRUAL BASIS - 6

CASE NUMBER:      401-40783-BJH-11

                                                             MONTH: SEPTEMBER-02
                                                                    ------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. sa

                                    INSIDERS

            NAME                        TYPE OF PAYMENT       AMOUNT PAID             TOTAL PAID TO DATE
            ----                        ---------------       -----------             ------------------
1.    Sharon Romere                     Expense Reimb.                                             1,949
2.    Joe Tomczak                       Expense Reimb.                                               626
3.    John Wittig                       Expense Reimb.                                               263
4.    Sharon Romere                     Payroll                                                  126,246
5.    Joe Tomczak                       Payroll                                                  177,884
6.    John Wittig                       Payroll                                                  144,039
7.    Wil Simpson                       Payroll                    12,771                        290,995
      Other (see attached)                                              0                        132,293
8.    Total Payments To Insiders                                   12,771                        874,295

                                  PROFESSIONALS

                                            DATE OF
                                          COURT ORDER                                                             TOTAL
                                          AUTHORIZING            AMOUNT                         TOTAL PAID      INCURRED
            NAME                            PAYMENT             APPROVED    AMOUNT PAID           TO DATE       & UNPAID*
            ----                          -----------           --------    -----------         ----------      ---------
1.    Haynes and Boone                     3/20/2001           1,371,480         24,797         1,371,480
2.    Lain, Faulkner & Co., P.C.           3/20/2001             363,793         36,199           363,793
3.    Baker & McKenzie                     3/20/2001             480,314                          480,314
4.    Gordion Group                        3/20/2001              17,438                           17,438
5.    (Attach List)                                            1,077,601        248,965         1,077,601
6.    Total Payments To Professionals                          3,310,626        309,961         3,310,626             0

     *    Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                             SCHEDULED MONTHLY          AMOUNTS PAID             TOTAL UNPAID
             NAME OF CREDITOR                  PAYMENTS DUE             DURING MONTH            POST PETITION
             ----------------                -----------------          ------------            -------------
1.    None                                        N/A                                                    0
2.
3.
4.
5.    (Attach List)
6.    TOTAL                                          0                          0                        0

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO, INC.                                    SUPPLEMENT TO

CASE NUMBER:      401-40783-BJH-11                             ACCRUAL BASIS - 6

PAYMENTS TO INSIDERS AND PROFESSIONALS                       MONTH: SEPTEMBER-02
                                                                    ------------

                                    INSIDERS

                                                                                 TOTAL PAID
            NAME                      TYPE OF PAYMENT      AMOUNT PAID            TO DATE
            ----                      ---------------      -----------           ---------
A.    Bill Estes                      Director's Fees                             13,000
B.    Peter McKee                     Director's Fees                             12,000
C.    Richard Nevins                  Director's Fees                             13,000
D.    Wingate Partners                 Management Fee                             89,390
E.    Wingate Partners                 Expense Reimb.                              3,984
F.    Wil Simpson                      Expense Reimb.                                919
G.
H.

TOTAL OTHER PAYMENTS TO INSIDERS -  LINE 5                                       132,293

                                  PROFESSIONALS

                                       DATE OF
                                     COURT ORDER
                                     AUTHORIZING               AMOUNT         AMOUNT        TOTAL PAID      TOTAL INCURRED
            NAME                       PAYMENT                APPROVED         PAID           TO DATE         & UNPAID *
            ----                     -----------              --------        ------        ----------      --------------

A.    Ernst & Young                    3/20/2001                77,715                         77,715
B.    Mark MacDonald & Assoc.          3/20/2001               872,110        248,965         872,110
C.    David T. Roberts                 3/20/2001                64,813                         64,813
D.    Barnes & Thornburg               3/20/2001                62,963                         62,963
E.    Cozen & O'Connor, PC
F.    George Morgan & Sneed, PC
G.
H.

TOTAL OTHER PAYMENTS TO PROFESSIONALS-LINE 5                 1,077,601        248,965       1,077,601

     *    Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                             SCHEDULED MONTHLY        AMOUNT PAID          TOTAL UNPAID
              NAME OF CREDITOR                 PAYMENTS DUE          DURING MONTH         POST PETITION
              ----------------               -----------------       ------------         -------------
A.
B.
C.
D.
E.

STATUS OF OTHER CREDITORS - LINE 5

CASE NAME:        KEVCO, INC.                                  ACCRUAL BASIS - 7

CASE NUMBER:      401-40783-BJH-11

                                                             MONTH: SEPTEMBER-02
                                                                    ------------

QUESTIONNAIRE

                                                                                                  YES       NO
                                                                                                  ---       ---

1.   Have any Assets been sold or transferred outside the normal course of
     business this reporting period?                                                               X

2.   Have any funds been disbursed from any account other than a debtor in
     possession account?                                                                                    X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from
     related parties?                                                                                       X

4.   Have any payments been made on Pre Petition Liabilities this reporting
     period?                                                                                                X

5.   Have any Post Petition Loans been received by the debtor from any party?                               X

6.   Are any Post Petition Payroll Taxes past due?                                                          X

7.   Are any Post Petition State or Federal Income Taxes past due?                                          X

8.   Are any Post Petition Real Estate Taxes past due?                                                      X

9.   Are any other Post Petition Taxes past due?                                                            X

10.  Are any amounts owed to Post Petition creditors delinquent?                                            X

11.  Have any Pre Petition Taxes been paid during the reporting period?                                     X

12.  Are any wage payments past due?                                                                        X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE

                                                                                                  YES        NO
                                                                                                  ---       ---

1.   Are Worker's Compensation, General Liability and other necessary insurance
     coverages in effect?                                                                          X

2.   Are all premium payments paid current?                                                        X

3.   Please itemize policies below.

  If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

      TYPE OF POLICY                     CARRIER                      PERIOD COVERED             PAYMENT AMOUNT & FREQUENCY
      --------------                     -------                      --------------             --------------------------
General Liability                Aon Risk Services                     9/1/02-3/1/03             Semi-Annual        $35,921
D&O Liability                    Great American Insurance          11/1/2001-10/31/2004          3-years            $64,657

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO, INC.                             FOOTNOTES SUPPLEMENT

CASE NUMBER:      401-40783-BJH-11                             ACCRUAL BASIS

                                                             MONTH: SEPTEMBER-02
                                                                    ------------

ACCRUAL BASIS     LINE
 FORM NUMBER     NUMBER                      FOOTNOTE / EXPLANATION
-------------    ------                      ----------------------

     1            2        Pursuant to a March 14, 2001 Order, employee
     1            22A      retention plans were approved to provide incentives
                           for key employees to remain employed by the Debtors.
                           Wil Simpson, Kevco, Inc.'s Executive Vice President
                           and Chief Financial Officer, remains employed by the
                           Debtors and the retention bonus is being held in a
                           segregated account.

    2,3           ALL      For the months of July and August, 2002, the income
                           statements were presented on a separate entity basis.
                           In conjunction with the consolidation of the entities
                           pursuant to the Order Approving Debtors' Joint
                           Application for Substantive Consolidation of Debtor
                           Entities and Elimination of Intercompany Debtor
                           Claims, no attempt was made to consolidate prior
                           months income and cash flow statements. Please refer
                           to the individual Monthly Operating Reports for each
                           separate entity for this information.

     2            16A      The Lender Group Liquidating Trust, pursuant to the
     3            8A       Settlement Agreement dated June 24, 2002, as amended
                           August 1, 2002, is responsible for all pre- and
                           post-effective date expenses related to the creation
                           and maintenance of the LGLT and the Trust Assets.

     7            1        See Preface to the Kevco, Inc. Monthly Operating
                           Report.

     7            3        The Lender Group Liquidating Trust reimbursed the
                           Consolidated Debtor for 50% of the General Liability
                           policy premium. The D&O policy extension applies only
                           to the discovery period. Actual coverage ceased
                           November 2001.